UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2025
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) 2025 EMT Annual Incentive Plan. On February 26, 2025, the Board of Directors ("Board") of the Company, following approval and recommendation by the Compensation and Human Capital Committee of the Board, approved the Crown Castle Inc. 2025 EMT Annual Incentive Plan ("2025 Incentive Plan") for the Company's executive management team ("EMT"), including Steven J. Moskowitz (the Company's President and Chief Executive Officer) and the Company's other executive officers. The 2025 Incentive Plan is intended to provide incentives to members of the Company's EMT in the form of cash payments for achieving certain performance goals established under the 2025 Incentive Plan. Under the 2025 Incentive Plan, each eligible participant has an assigned target incentive level, expressed as a percentage of base salary. Depending on the achievement of specified levels of corporate financial performance goals, each eligible participant may earn a portion or multiple of the target incentive. The Board's approval of the 2025 Incentive Plan does not create a guarantee of an incentive award to any eligible participant, and the Compensation and Human Capital Committee retains discretion to discontinue or amend the 2025 Incentive Plan at any time. A copy of the 2025 Incentive Plan is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 26, 2025, the Board of the Company unanimously approved and adopted an amendment to the Company's Second Amended and Restated By-laws ("By-laws"). Prior to the adoption of this amendment, the By-laws provided that the Secretary of the Company was not required to call a special meeting of stockholders requested by a stockholder if the written request for the special meeting contains an item identical or substantially similar to an item that was presented at any meeting of stockholders held within 120 days prior to the delivery of the written request to the Secretary. Effective immediately, the By-laws amendment alters such By-laws provision by changing the reference to 120 days to 90 days.

The foregoing description of the change contained in the By-laws amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws amendment, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
Exhibit Index

Exhibit No.	Description
3.1	Amendment to Second Amended and Restated By-laws of Crown Castle Inc., dated February 26, 2025
10.1	Crown Castle Inc. 2025 EMT Annual Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: February 26, 2025